UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                WASHINGTON, D.C. 20549

                       FORM 8-K
                     CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported):  October 8, 1999

                  CBCOM, INC.
(Exact name of registrant as specified in its charter)

     State of Delaware              0-26421                  95-4635025
 ------------------------   ------------------------   ----------------------
 (State of Incorporation)   (Commission File Number)       (IRS Employer
                                                       Identification Number)


16830 Ventura Boulevard, Suite 211
Encino, California 91436
---------------------------------------------------
(Address of principal executive offices) (Zip code)

N/A
-------------------------------------------------------
(Former name and address, if changed since last report)

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On October 8, 1999, pursuant to consent of the Board of Directors, the Company approved the engagement of BDO International as its independent auditors for the fiscal years ending December 31, 1998 and 1999, and in the subsequent interim period to replace Weinberg & Company, P.A. The full Board of Directors approved the change in auditors on the same date.

The report of Weinberg & Company, P.A., on the Company's financial statements for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion and was not qualified (except that of a going concern) or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements from inception to June 7, 1999, there were no disagreements with Weinberg & Co., P.A., on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Weinberg & Co., P.A., would have caused Weinberg & Co., P.A., to make reference to the matter in their report.

The Company has requested Weinberg & Co., P.A., to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated September 7, 2000, is filed as
Exhibit 1 to this Form 8-K, as required by Item 304 (a) (3) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a) Financial Statements of Businesses Acquired.

         None

    (b) Pro Forma Financial Information

         None

    (c) Exhibits

         16.1 Letter re change in Certifying Accountant.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CBCom, Inc.


Date: September 7, 2000                   By: /s/ Charles A. Lesser
                                                 --------------------
                                                 Charles A. Lesser
                                                 Chief Financial Officer
                                                 (Signature)

INDEX TO EXHIBITS

   Exhibit No.                             Description
   -----------                             -----------

     16.1                        Letter re change in Certifying Accountant

                                     [WEINBERG & CO., P.A., LETTERHEAD]



September 7, 2000


Securities and Exchange Commission
Washington, D.C.  20549


Re:	CBCom, Inc. (formerly Abbacy Corporation)
	Form 8-K Item 4. Change in Accountants


      Weinberg & Company, P.A., was replaced by another auditor principally because the new acquired company had business in the Orient and required an auditor with offices in China.

      We had no disagreements, disclaimers or opinions or qualifications except as described in our opinion of footnote disclosure which covered the going concern issue.

      We agree with the statements of the successor company set forth in the Form 8-K and all issues were resolved to our satisfaction.


                                              Weinberg & Company, P.A.

                                              By:______________________________
                                                            Signature

                                              Print Name:_______________________
                                              Title: 	________________________